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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): DECEMBER 2, 2004

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)


            TEXAS                       1-31447                 74-0694415
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)


             1111 LOUISIANA
             HOUSTON, TEXAS                                            77002
(Address of principal executive offices)                            (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

                    CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
             (Exact name of registrant as specified in its charter)

            TEXAS                       1-3187                   22-3865106
(State or other jurisdiction   (Commission File Number)         (IRS Employer
      of incorporation)                                      Identification No.)

             1111 LOUISIANA
             HOUSTON, TEXAS                                            77002
(Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 207-1111

                         ------------------------------

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

SECURITIZATION PROCEEDING

         On December 2, 2004, CenterPoint Energy Houston Electric, LLC (CenterPoint Houston), an indirect wholly owned subsidiary of CenterPoint Energy, Inc. (the Company), filed for approval of a financing order to issue low-cost securitization bonds to recover its $2.301 billion true-up balance authorized by the Public Utility Commission of Texas (Texas Utility Commission). The $2.301 billion true-up balance is the balance as of August 31, 2004 and under terms of the true-up order is subject to adjustment to reflect accrual of interest and payment of excess mitigation credits after that date and for benefits associated with certain accumulated deferred federal income taxes. The Texas electric restructuring law requires the Texas Utility Commission to issue the financing order within ninety days after filing of the application, which would require the Texas Utility Commission to issue the financing order by March 2, 2005. After the financing order is issued, the Company anticipates that a new special purpose subsidiary of CenterPoint Houston will issue bonds in one or more series through an underwritten offering. Depending on market conditions and the impact of possible appeals of the financing order, the Company anticipates completing such an offering by mid-2005.

         On December 16, 2004, the Texas Utility Commission issued a preliminary order in the securitization proceeding in which it made a preliminary determination that approximately $800 million of the true-up balance was not eligible for securitization. The Texas electric restructuring law also provides for the Texas Utility Commission to impose a separate non-bypassable charge (called a competition transition charge) on CenterPoint Houston's customers to permit CenterPoint Houston to recover the amount of its true-up balance not otherwise recovered through the issuance of securitization bonds over a period of years to be determined by the Texas Utility Commission. CenterPoint Houston expects to file an application for a competition transition charge to recover the entire $2.301 billion true-up balance (plus accrued interest and excess mitigation credits) in January 2005 and will adjust the amount sought through that charge to the extent that it is able to securitize any of such amount. Under the Texas Utility Commission's rules, the competition transition charge is expected to allow the Company to earn its authorized return on the unamortized true-up balance to be recovered through the competition transition charge.

ACCOUNTING REORGANIZATION

         On December 30, 2004, the Board of Directors of the Company adopted a plan for an accounting reorganization of the Company, to be effective as of January 1, 2005. At the same time, the Manager for CenterPoint Houston adopted a similar plan for CenterPoint Houston. These plans were adopted in order to eliminate the accumulated retained earnings deficit that exists at both companies.

         An accounting reorganization, sometimes called a "quasi-reorganization", allows a company to extinguish a negative retained earnings balance. It involves restating a company's assets and its liabilities to their fair values. The negative balance in the retained earnings account is then brought to zero through a reduction in the other capital accounts, giving the company a "fresh start" with a zero balance in retained earnings. As of September 30, 2004, the Company had an accumulated retained earnings deficit of approximately $1.8 billion. That deficit stemmed from the accounting effects of
(1) the Company's distribution of its ownership interest in Reliant Resources, Inc. to its shareholders in September 2002, (2) the extraordinary loss recorded in connection with the Texas Utility Commission's order related to stranded costs and other true-up balances and (3) the loss on discontinued operations that was recorded in connection with the Company's sale of Texas Genco Holdings, Inc. Those events stemmed from the Company's response to the electric restructuring legislation enacted in Texas in 1999.

         The Company and CenterPoint Houston are seeking to eliminate the negative retained earnings balance because restrictions contained in the Public Utility Holding Company Act of 1935 (the 1935 Act) require registered public utility holding companies and their subsidiaries, like the Company and CenterPoint Houston, to obtain express authorization from the SEC when current or retained earnings are insufficient to pay dividends. In addition, the Company has undertaken an obligation under the 1935 Act to achieve a minimum ratio of common equity to total capitalization of 30 percent, which, depending on the results of the restatement of assets and liabilities under the accounting reorganization, could be affected by, and will be taken into consideration by the Board of Directors in evaluating the effects of, the accounting reorganization.

         The plan adopted by the Company requires: (1) a report to be presented to and reviewed by the Company's Board of Directors on or before February 28, 2005 as to the completion of the valuation analysis of the accounting reorganization and the effects of the accounting reorganization on the Company's financial statements, (2) a determination that the accounting reorganization is in accordance with accounting principles generally accepted in the United States, and (3) that there be no determination by the Company's Board of Directors on or before February 28, 2005 that the accounting reorganization is inconsistent with the Company's regulatory obligations.

           CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

         Some of the statements in this report are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. You can generally identify our forward-looking statements by the words "anticipate", "expect", "believe" or other similar words. We have based our forward-looking statements on our management's beliefs and assumptions based on information available to our management at the time the statements are made. We caution you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. The ultimate outcome of the true-up proceeding, including proceedings required for recovery of the true-up balances, and any legal proceedings related thereto could cause actual results to differ materially from those expressed or implied in forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CENTERPOINT ENERGY, INC.



Date:  December 30, 2004                     By:      /s/ James S. Brian
                                                --------------------------------
                                                      James S. Brian
                                                      Senior Vice President and
                                                      Chief Accounting Officer

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CENTERPOINT ENERGY HOUSTON
                                             ELECTRIC, LLC



Date:  December 30, 2004                     By:      /s/ James S. Brian
                                                --------------------------------
                                                      James S. Brian
                                                      Senior Vice President and
                                                      Chief Accounting Officer